AQR FUNDS

Supplement dated May 4, 2026 (“Supplement”)

to the Class I, Class N and Class R6 Shares Prospectus and Statement of

Additional Information, each dated January 29, 2026, as amended (“Prospectus”

and “SAI,” respectively), of the AQR Global Equity Fund, AQR Large Cap

Defensive Style Fund, and AQR Emerging Multi-Style II Fund (the “Funds”)

This Supplement updates certain information contained in the Prospectus and SAI. Please review this important information carefully. You may obtain copies of the Funds’ Summary Prospectuses, Prospectus and SAI free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 219512, Kansas City, MO 64121-9512.

On May 4, 2026 (the “Closing Date”), the following series of the AQR Funds (each, an “Acquiring Fund”) acquired the assets, subject to the liabilities, of one or more other series of the AQR Funds (each, a “Target Fund”), as set forth in the table below, in each case through a reorganization (each, a “Reorganization”):

Target Funds	Acquiring Funds
AQR Large Cap Momentum Style Fund	AQR Large Cap Multi-Style Fund
AQR Small Cap Momentum Style Fund	AQR Small Cap Multi-Style Fund
AQR International Momentum Style Fund	AQR International Multi-Style Fund
AQR International Defensive Style Fund

As a result of each Reorganization, shareholders of a Target Fund became shareholders of the corresponding Acquiring Fund as of the Closing Date. Each Acquiring Fund is currently offered pursuant to the Prospectus and Statement of Additional Information, each dated May 4, 2026, of the Acquiring Funds. All references to the Target Funds and Acquiring Funds are hereby deleted from the Prospectus and SAI of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.